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                                                                    EXHIBIT 10.4

                                AMENDMENT #2 TO
                    EMPLOYMENT AGREEMENT DATED JULY 1, 1994

     Reference is made to that certain Employment Agreement dated as of July 1, 1994 (the "Agreement"), by and between Image Entertainment, Inc., a California
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corporation ("Image"), and David Borshell, an individual ("Executive").  All
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defined terms not defined herein will have the meanings set forth in the
Agreement.

1. EFFECTIVE DATE. All of the terms and conditions of this Amendment will be applicable commencing on and effective as of July 1, 1995 (the "Effective
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     Date").
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2.   TERM OF AGREEMENT.  Paragraph 1 of the Agreement is hereby amended to the following extent:

     a. The words "a 2-year term" in line 2 are replaced by the words "the period."

     b. The words "June 30, 1996" in line 2 and line 4 are replaced by the words "June 30, 1998."

     c. The words "June 30, 1995" in line 3 are replaced by the words "June 30, 1997."

     d. The words "June 30, 1997" in line 5 are replaced by the words "June 30, 1999."

3. BASE SALARY. Paragraph 3(a) of the Agreement is hereby amended to the following extent:

     a. For each year of the Term, commencing on the Effective Date, Executive will receive a 5% increase to Executive's then base salary; provided,
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        however, that notwithstanding the foregoing, Executive's annual base
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        salary increase for the period commencing on the Effective Date and ending on June 30, 1996 will be 15.5%.

4.   GENERAL PROVISIONS.

     a. Headings. Article and paragraph headings, as used in this Amendment, are
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        for convenience only and are not a part hereof, and will not be used to interpret any provision of this Amendment or the Agreement.

     b. Integration. The parties hereby acknowledge and agree that the Agreement
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        as amended hereby constitutes the entire agreement between the parties with respect to the subject matter hereof.

     c. Severability. In the event that any provision of the Agreement as
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        amended hereby will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Agreement.

     d. Ratification and Confirmation of Agreement. Except as set forth herein
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        to the contrary, the Agreement is hereby ratified and affirmed;
        provided, however, that in the event of any inconsistencies, the terms,
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        conditions and definitions set forth herein will control.

     IN WITNESS WHEREOF, each of the parties has executed and entered into this Amendment as of the Effective Date set forth above.

"Image Entertainment, Inc.":                 "Executive":
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/s/MARTIN W. GREENWALD                       /s/DAVID BORSHELL
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Martin W.  Greenwald, President              David Borshell, an individual